                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               September 2, 1996
                       (Date of earliest event reported)


                              UNIDYNE CORPORATION
                      (Exact name of small business issuer
                          as specified in its charter)




DELAWARE                                           0-10372                           23-2154902
(State or other jurisdiction                       (Commission File No.)             (IRS Employer Identification No.)
of incorporation or organization)



            118 PICKERING WAY, SUITE 104, EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 363-8237
                          (Issuer's telephone number)

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

         On September 2, 1996, Registrant completed the acquisition of 100% of the issued and outstanding shares of the common stock of United Dynamatics, Inc., a Delaware corporation ("UDI"). In separate transactions, Registrant also acquired nine percent (9%) of the issued and outstanding common stock of Maxwell Dynamometer Systems, Inc., a Delaware corporation related to UDI ("Maxwell"), and approximately $1.05 million in principal amount of debt instruments issued by Maxwell. The above transactions were effective as of September 1, 1996. (The UDI common stock, the Maxwell common stock and the Maxwell debt instruments are herein collectively referred to as the "Assets").

         The Assets were acquired in exchange for a total of 6,677,031 shares of newly issued shares of Registrant's common stock, $.001 par value per share (the "Common Stock"). The number of shares issued in exchange for the Assets constituted approximately 90% of Registrant's issued and outstanding Common Stock at the time of issuance. Prior to acquisition of the Assets, Robert M. Bernstein owned 51.9% of the Registrant's issued and outstanding Common Stock.

         Immediately following acquisition, Robert M. Bernstein and Harvey Kravetz, being all of the directors and officers of Registrant before Registrant's acquisition of the Assets, resigned. The following persons were elected as directors of Registrant:

         C. EUGENE HUTCHESON, age 53, has been Chief Executive Officer and Chairman of the Board of Directors of UDI since its inception in 1995. He was a co-founder of UDI and is Chairman of the Board and President of Maxwell. Mr. Hutcheson serves as Chairman and Chief Executive Officer of Dynamatic Corporation ("Dynamatic"), a wholly owned subsidiary of UDI, and of Capital Idea, Inc., a Colorado corporation which is the majority shareholder of Maxwell ("Capital Idea"). Previously, he was the Chairman and President of CIDCO Group, Inc., which developed and patented products for the packaging and container industry. Mr. Hutcheson is co-holder of a patent issued in September 1995 on a chassis dynamometer.

         CHARLOTTE E. DOREMUS, age 52, Chief Administrative Officer, Secretary and Director of UDI and Kenosha Corporation, is also Secretary/Treasurer and a director of Maxwell and Capital Idea. Ms. Doremus has been an investor in start-up companies for more than ten years. Ms. Doremus has also been an Assistant to the Research Director and head of the Portfolio Review Department at Argus Research Corp. and a Registered Representative and Portfolio Analyst for Dean Witter Reynolds in New York City.

         DAVID M. BARRETT, ESQ., age 58, is a senior partner of the law firm of Barrett & Schuler, Washington, D.C. Mr. Barrett has been an instructor in law at Notre Dame Law School. He has been an Assistant United States Attorney for the District of Columbia and was recently appointed Independent Counsel for an investigation of a Member of the Cabinet of the President of the United States.

         DR. FRANK B. HOLZE, age 58, founded and manages Holze International Investment, a Monaco-based investment consulting firm. Dr. Holze was with ITT Corporation for 12 years. Subsequently, Dr. Holze was Vice President and a member of the board of management in Europe for the Thyssen-Bornemisza Group, which is based in Monaco, and was general manager of a number of the Group's companies.

         The following persons were elected as officers of Registrant:

         C. EUGENE HUTCHESON -  Chairman of the Board of Directors, President
                                and Chief Executive Officer

         TIMOTHY M. FLYNN - Vice President and Assistant Treasurer

         CHARLOTTE E. DOREMUS - Secretary and Treasurer

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         The following persons are known by Registrant to be the beneficial owners of more than five percent of Registrant's Common Stock as of September 6, 1996.

                                                    Amount(1)
         Name and Address                           and Nature                Percentage
         of Beneficial Owner                        of Ownership              of Class
         -------------------                        ------------              --------
         Capital Idea, Inc.                         4,603,860                  57%
         118 Pickering Way, Suite 104
         Exton, PA 19341

         C. Eugene Hutcheson                        4,816,360(2)               59%
         UNIDYNE Corporation
         118 Pickering Way, Suite 104
         Exton, PA  19341

         Charlotte E. Doremus                       4,816,360(3)               59%
         UNIDYNE Corporation
         118 Pickering Way, Suite 104
         Exton, PA  19341

         David M. Barrett                           964,866(4)                 12%
         1000 Thomas Jefferson St., NW
         Suite 305
         Washington, D.C.  20007

         Frank B. Holze                             1,219,805(5)               15%
         26 BIS Boulevard
           Princess Charlotte
         MC 98000 Monaco





- --------------------

     (1) Unless otherwise indicated, all ownership is direct.

     (2) Includes 127,885 shares which Mr. Hutcheson has the right to acquire within sixty days through the exercise of options and 4,603,860 shares owned by Capital Idea, of which Mr. Hutcheson is Chairman and Chief Executive Officer and a 50% shareholder.

     (3) Includes 187,885 shares which Ms. Doremus has the right to acquire within sixty days through the exercise of options and 4,603,860 shares owned by Capital Idea, of which Ms. Doremus is a director, Secretary and Treasurer, and a 50% shareholder.

     (4) Includes 228,692 shares which Mr. Barrett has the right to acquire within sixty days through the exercise of options.

     (5) Includes 500,000 shares owned by Darnley Holdings, Ltd., a Bahamian corporation, of which Mr. Holze is Director.

         The following is certain information regarding the Common Stock of Registrant beneficially owned by each of its directors and executive officers and all directors and executive officers as a group.

                                                                       Amount(1)
Name and Address                                                       and Nature               Percentage
of Beneficial Owner               Position                             of Ownership             of Class
- -------------------               --------                             ------------             ---------
C. Eugene Hutcheson               Chairman of the                      4,816,360(2)             59%
                                  Board of Directors,
                                  Chief Executive
                                  Officer and President

Timothy Flynn                     Vice President and                   3,000(3)                 less than 1%
                                  Assistant Treasurer

David M. Barrett                  Director                             964,866(4)               12%

Frank B. Holze                    Director                             1,219,805(5)             15%

Charlotte E. Doremus              Secretary, Treasurer                 4,816,360(6)             59%
                                  and a Director

- --------------                                                         =========                ==

Directors and executive
officers as a group                                                    7,116,531                88%





- --------------------

     (1) Unless otherwise indicated, all ownership is direct.

     (2) Includes 127,885 shares which Mr. Hutcheson has the right to acquire within sixty days through the exercise of options and 4,603,860 shares owned by Capital Idea, of which Mr. Hutcheson is Chairman and Chief Executive Officer and a 50% shareholder.

     (3) Includes 1,000 shares which Mr. Flynn has the right to acquire within sixty days through the exercise of options.

     (4) Includes 228,692 shares which Mr. Barrett has the right to acquire within sixty days through the exercise of options.

     (5) Includes 500,000 shares owned by Darnley Holdings, Ltd., a Bahamian corporation, of which Mr. Holze is Director.

     (6) Includes 187,885 shares which Ms. Doremus has the right to acquire within sixty days through the exercise of options and 4,603,860 shares owned by Capital Idea, of which Ms. Doremus is a director, Secretary and Treasurer, and a 50% shareholder.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Registrant acquired the Assets from Capital Idea, David M. Barrett, Frank B. Holze, Gregory J. Layton and Sharon D. Long in exchange for a total of 6,677,031 shares of newly issued Common Stock of Registrant. The number of shares issued in connection with these transactions was determined through negotiation between Registrant and the former owners of the Assets. Prior to Registrant's acquisition of the Assets, there was no material relationship between Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer and the persons from whom the Assets were acquired.

         UDI, through its wholly owned subsidiary, Dynamatic, manufactures specialized electric motors and variable speed drives and controls utilizing the Eddy Current Drive operating principle to control motor speed. The variable speed drives are used in a variety of products including stamping presses, pumps and special process equipment. Dynamatic also manufactures engine dynamometers and transmission dynamometers for a variety of large industrial customers, primarily in the automotive and heavy equipment industries. UDI products are manufactured in facilities located in Kenosha, Wisconsin, consisting of approximately 261,600 square feet of manufacturing, laboratory and testing facilities and 46,100 square feet of office space located on approximately 13.3 acres of land. Maxwell, which is based in Exton, Pennsylvania, manufactures and installs customized dynamometer systems.

         It is impracticable to provide financial statements for the business operation acquired by Registrant as of the date hereof. Such financial statement will be filed as an amendment to this Form 8-K no later than 60 days from the date hereof.


ITEM 7.  EXHIBITS.

EXHIBIT NO.
- -----------

10.1 First Amended Purchase and Sale Agreement, dated July 31, 1996, among Robert M. Bernstein, Blue Jay Enterprises, Inc. and certain shareholders of UDI.

10.2 Second Amendment to Purchase and Sale Agreement, dated September 2, 1996, among Robert M. Bernstein, Blue Jay Enterprises, Inc. and certain shareholders of UDI.

10.3             Second Amended Purchase and Sale Agreement, dated September
                 2, 1996, among Robert M. Bernstein, Blue Jay Enterprises, Inc. and Capital Idea, Inc.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 13, 1996              /s/ C. Eugene Hutcheson
                                      -----------------------
                                      C. Eugene Hutcheson
                                      Chairman, Chief Executive Officer
                                      and President





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